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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2004
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                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
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             (Exact name of registrant as specified in its charter)


                                    Wisconsin
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                 (State or other jurisdiction of incorporation)

            0-21292                                       39-1413328
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    (Commission File Number)                      (I.R.S. Employer I.D. Number)


              19105 West Capitol Drive
                   Brookfield, WI                         53045
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      (Address of Principal Executive Offices)          (Zip Code)

                                  262-790-2120
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            99.1--Registrant's July 22, 2004 press release announcing its
                  2004 second quarter earnings.


Item 12. Results of Operations and Financial Condition

         On July 22, 2004, the Registrant issued a press release announcing its 2004 second quarter earnings. A copy of the press release is attached as Exhibit
99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERCHANTS AND MANUFACTURERS
                                            BANCORPORATION, INC.

Date: July 22, 2004
                                            BY /s/ James C. Mroczkowski
                                               ------------------------
                                               James C. Mroczkowski, Executive
                                               Vice President and
                                               Chief Financial Officer

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